AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")

                                  Supplement to
                   Ameritas Low-Load Variable Universal Life,
             Ameritas Low-Load Survivorship Variable Universal Life
                                       and
                        Ameritas No Load Variable Annuity
                                  Prospectuses
                                Dated May 1, 2002

                       Supplement Dated December 31, 2002

     Effective January 6, 2003, the Berger IPT - Small Company Growth Fund is no longer an available investment option ("portfolio") under the Policy.

     Funds allocated to this portfolio as of the close of business January 3, 2003 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option.

     In the event that funds are allocated to the Berger IPT - Small Company Growth Fund as of March 31, 2003, Ameritas may proceed with substituting the shares of this portfolio with shares of another portfolio to be determined in accordance with guidelines established by the Securities and Exchange Commission.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.